                                                                  EXHIBIT 3.1(1)

                          CERTIFICATE OF INCORPORATION

                                       OF

                        GENERAL PARAMETRICS CORPORATION

     1. The name of the corporation is GENERAL PARAMETRICS CORPORATION (the "Corporation").

     2. The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, zip code 19801. The name of its registered agent at such address is The Corporation Trust Company.

     3. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     4. (a) The Corporation is authorized to issue two classes of shares to be designated, respectively, "Preferred Stock" and "Common Stock." The number of shares of Preferred Stock authorized to be issued is Two Million (2,000,000) and the number of shares of Common Stock authorized to be issued is Twenty Million (20,000,000). The Preferred Stock and the Common Stock shall each have a par value of $.01 per share.

        (b) The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is authorized, by filing a certificate pursuant to the applicable law of the State of Delaware, to: (i) establish from time to time the number of shares to be included in each such series; (ii) fix the voting powers, designations, powers, preferences and relative, participating, optional or other rights of the shares of each such series and the qualifications, limitations or restrictions thereof, including but not limited to the fixing or alteration of the dividend rights, dividend rate, conversion rights, conversion rate, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of shares of Preferred Stock; (iii) increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be os decreased, the number of shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     5.  The name and mailing address of the incorporator are as follows:

     Judith Twilla                          Prickett, Jones, Elliott
                                             Kristol & Schnee
                                            1310 King Street
                                            Box 1328
                                            Wilmington, Delaware 19899

     6.  The Corporation is to have perpetual existence.

     7. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the By-Laws of the Corporation.

     8. The number of directors which will constitute the whole Board of Directors of the Corporation shall be as specified in the By-Laws of the Corporation.

     9. The election of directors need not be written ballot unless the By-Laws of the Corporation shall so provide.

     10. At all elections of directors of the corporation, each holder of stock or of any class or classes or of a series or series thereof shall be entitled to as many votes as shall equal the number of votes which (except for such provision as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.

     11. Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

     12. A director of the Corporation shall not be personally liable to the Corporation or its stockholders from monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (ii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     13. (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
The termination of any action, suit, or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         (d) Any indemnification under subparagraphs (a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subparagraphs (a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

         (e) Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article 13.

         (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subparagraphs of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         (g) The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article 13.

         (h) For purposes of this Article 13, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officer, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this
Article 13 with respect to the resulting or surviving corporation as he would have with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         (i) For purposes of this Article 13, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this
Article 13.

         (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 13 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     14. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 5th day of June, 1986.

                                      /s/ Judith Twilla
                                      --------------------------------
                                      Judith Twilla

                                                                  EXHIBIT 3.1(2)


                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                        GENERAL PARAMETRICS CORPORATION


     GENERAL PARAMETRICS CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

1. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware (the "Secretary of State") on June 5, 1986.

2. Subparagraph (a) of Paragraph 4 of the Certificate of Incorporation is hereby amended to read as follows:

           "4.(a) The Corporation is authorized to issue two classes of shares to be designated, respectively, "Preferred Stock" and "Common Stock." The number of shares of Preferred Stock authorized to be issued is Two Million (2,000,000) and the number of shares of Common Stock authorized to be issued is Forty Million (40,000,000). The Preferred Stock and the Common Stock shall each have a par value of $.01 per share."

3. In accordance with Section 242 of the Delaware General Corporation Law, the above statement of amendment has been duly approved by the board of directors of General Parametrics Corporation at a meeting duly called and held on January 5, 1996, and by the stockholders of General Parametrics Corporation at the Annual Meeting of Stockholders duly called and held on April 9, 1996.
At the Annual Meeting, which was held upon notice duly given in accordance with
Section 222 of the General Corporation Law of the State of Delaware , at least a majority of the shares issued and outstanding on the record date for the meeting constituting the requisite vote as required by statute were voted in favor of the Amendment.

IN WITNESS WHEREOF, said GENERAL PARAMETRICS CORPORATION has caused this Certificate to be signed by Gerard M. Jacobs, its President and Chief Executive Officer, and Xavier Hermosillo, its Secretary, who do make this certificate and declare and certify under penalty of perjury that this is the act and deed of the Corporation, and that the facts stated herein are true, and accordingly have set their hands hereto this 11th day of April, 1996.



                                          BY:   /s/ Gerard M. Jacobs
                                              -----------------------------

                                              Gerard M. Jacobs,
                                              President and
                                              Chief Executive Officer


                                      ATTEST:   /s/ Xavier Hermosillo
                                              -----------------------------

                                              Xavier Hermosillo,
                                              Secretary

                                                                 EXHIBIT 3.1(3)


                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                       GENERAL PARAMETRICS CORPORATION


     GENERAL PARAMETRICS CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

1. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware (the "Secretary of State") on June 5, 1986.

2. The first paragraph of the Certificate of Incorporation is hereby amended to read as follows:

        "1. The name of the corporation is METAL MANAGEMENT, INC. (the "Corporation")."

3. In accordance with Section 242 of the Delaware General Corporation Law, the above statement of amendment has been duly approved by the board of directors of General Parametrics Corporation at a meeting duly called and held on January 5, 1996, and by the stockholders of General Parametrics Corporation at the Annual Meeting of Stockholders duly called and held on April 9, 1996.
At the Annual Meeting, which was held upon notice duly given in accordancce with Section 222 of the General Corporation Law of the State of Delaware, at least a majority of the shares issued and outstanding on the record date for the meeting constituting the requisite vote as required by statute were voted in favor of the Amendment.

IN WITNESS WHEREOF, said GENERAL PARAMETRICS CORPORATION has caused this Certificate to be signed by Gerard M. Jacobs, its President and Chief Executive Officer, and Robert T. Clarkson, its Assistant Secretary, who do make this certificate and declare and certify under penalty of perjury that this is the act and deed of the Corporation, and that the facts stated herein are herein are true, and accordingly have set their hands hereto this 11th day of April, 1996.

                                          BY:   /s/ Gerard M. Jacobs
                                              -----------------------------

                                              Gerard M. Jacobs,
                                              President and
                                              Chief Executive Officer


                                      ATTEST:   /s/ Robert T. Clarkson
                                              -----------------------------

                                              Robert T. Clarkson
                                              Assistant Secretary

                                                                  EXHIBIT 3.1(4)

                          CERTIFICATE OF DESIGNATIONS,
                             PREFERENCES AND RIGHTS

                                       OF

                      SERIES A CONVERTIBLE PREFERRED STOCK

                                       OF

                             METAL MANAGEMENT, INC.

                         PURSUANT TO SECTION 151 OF THE
                        DELAWARE GENERAL CORPORATION LAW


     Metal Management, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Company pursuant to the authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law.

     RESOLVED, that pursuant to the authority granted to the Board of Directors in accordance with the provisions of the Company's Certificate of Incorporation, the Board of Directors hereby authorizes a series of the Company's previously authorized Preferred Stock, par value $.01 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges and restrictions thereof as follows:

1.   DESIGNATION AND AMOUNT.

     The designation of this series, which consists of 36,000 shares (the "Preferred Shares") of Preferred Stock, is the Series A Convertible Preferred Stock (the "Series A Preferred Stock") and the face amount shall be One Thousand Dollars ($1,000) per share (the "Stated Value").

2.   DIVIDENDS.

     (a) Payment of Dividends. The holders of shares of Series A Preferred Stock (each, a "Holder" and collectively, the "Holders") shall be entitled to receive cumulative dividends ("Dividends") on the Series A Preferred Stock accruing on each share thereof at an annual rate of (A) prior to the date (the "Approval Date") on which Stockholder Approval (as defined below) is obtained, nine percent (9%) and (B) on or after the Approval Date, six percent (6%), in each such case, times the Stated Value per share (such rate subject to ratable adjustment in the event of any stock split or combination and to equitable adjustment in the event of a reclassification or other similar event). Dividends shall accrue, whether or not declared, on each share of Series A Preferred Stock from the date of original issuance thereof (the "Purchase Date") through the date on which such Dividends are paid. Accrued but unpaid Dividends shall be payable in cash or, at the option of the Company (the "Stock Payment Option") and upon satisfaction of the conditions set forth in paragraph 2(c) below, in shares (the "Dividend Payment Shares") of Series A Preferred

Stock, on each Conversion Date and Mandatory Redemption Date and on the Maturity Date (each as defined below, a "Dividend Payment Date").

     (b) Delivery of Dividend Payment Shares. If the Company elects to exercise the Stock Payment Option upon a conversion by a Holder, the Company shall deliver to such Holder, on or before the third business day following the applicable Dividend Payment Date, one or more certificates representing the aggregate number of whole Dividend Payment Shares that is determined by dividing (x) the amount of the Dividend which has accrued with respect to all of the Preferred Shares held by such Holder and would otherwise be payable in cash on the applicable Dividend Payment Date by (y) one thousand dollars ($1,000). No fractional Dividend Payment Shares shall be issued; the Company shall, in lieu thereof, either issue a number of Dividend Payment Shares which reflects a rounding up to the next whole number of shares or pay such amount in cash. The Dividend Payment Shares shall be fully paid and non-assessable, free and clear of any liens, claims, preemptive rights or encumbrances imposed by or through the company, entitled to all of the rights, preferences and privileges set forth herein, and shall be issued and delivered to the Holder on or before the third business day following the applicable Dividend Payment Date. The company agrees to inform the Holder at least five (5) Trading Days prior to the first day of each calendar quarter in which the Company intends to exercise the Stock Payment Option.

     (c) Conditions to Stock Payment Option. If the Company wishes to exercise the Stock Payment Option with respect to Dividends payable to a Holder, it may do so only if each of the following conditions has been satisfied as of the applicable Dividend Payment Date:

          (i) the number of shares of Series A Preferred Stock authorized, unissued and unreserved for all other purposes, or held in the Company's treasury, is sufficient to pay such Dividends in Dividend Payment Shares;

          (ii) the Company's common stock, par value $.01 per share (the "Common Stock"), is authorized for quotation on the Nasdaq National Market or for listing or quotation on the New York Stock Exchange or any other national securities exchange;

          (iii) (x) the registration statement required to be maintained by the Company (the "Registration Statement") pursuant to a registration rights agreement by and among the Company and the Purchasers named therein (the "Registration Rights Agreement") is effective and available for the sale of the Dividend Payment Shares issuable pursuant to such exercise and of all Conversion Shares (as defined below) then held by or issuable to the Holders, or (y) sales of such Dividend Payment Shares may be made pursuant to Rule 144(k); provided, however, that the Registration Statement will not be deemed unavailable during a Standstill Period (as defined in the Registration Rights Agreement).

          (iv) a Mandatory Redemption Event or a Liquidation Event (each as defined herein) has not occurred and is continuing; and

          (v) the Company has delivered to the Holder a certificate, signed by an executive officer of the Company, setting forth:

                 -   the amount of the Dividend to which the Holder is entitled;

                 - the number of Dividend Payment Shares to be delivered in payment of such Dividend, and the calculation therefor; and

                 - a statement to the effect that all of the conditions set forth in paragraphs 2(c)(i) - (iv) have been satisfied.

3.   PRIORITY.

     (a) Payment upon Dissolution, Etc. Upon the occurrence and continuance of (x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, commenced by the Company or by its creditors, as such, or relating to its assets or (y) the dissolution or other winding up of the Company whether total or partial, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshaling of the material assets or material liabilities of the Company (a "Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock (other than capital stock that ranks pari passu with the Series A Preferred Stock) of the Company unless prior thereto each Holder shall have received the Liquidation Preference (as defined below) with respect to each share of Series A Preferred Stock then held by such Holder. In the event that upon the occurrence of a Liquidation Event, the assets available for distribution to the Holders of the Series A Preferred Stock and to the holders of such pari passu securities are insufficient to pay the Liquidation Preference with respect to all of the outstanding shares of Series A Preferred Stock and of such pari passu securities, such assets shall be distributed ratably among such shares in proportion to the ratio that the liquidation preference payable on each such share bears to the aggregate liquidation preference payable on all such shares.

     (b) Liquidation Preference. The "Liquidation Preference" with respect to a share of Series A Preferred Stock shall mean an amount equal to the Stated Value of such share plus any accrued and unpaid Dividends thereon.

4.   CONVERSION.

     (a) Right to Convert. Subject to the limitations contained in paragraph 4(h) below, each Holder shall have the right to convert at any time and from time to time after the earlier to occur of (i) the ninetieth (90th) day following the date on which the Series A Preferred Stock is issued and (ii) the effectiveness of the Registration Statement, each of its shares of Series A Preferred Stock into such number of fully paid and non-assessable shares of Common Stock, free and clear of any liens, claims, preemptive rights or encumbrances imposed by or through the Company (the "Conversion Shares"), as is computed in accordance with the terms hereof (a "Conversion");

provided, however, that the right of such Holder to convert the Series A Preferred Stock into Conversion Shares shall not become effective unless and until the Company has obtained the approval of the transactions contemplated hereby, including without limitation the conversion of the Preferred Stock into shares of Common Stock in accordance with the terms hereof, by a majority of the holders of shares of its Common Stock entitled to vote thereon ("Stockholder Approval").

     (b) Reservation of Common Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, free from any preemptive rights, solely for the purpose of effecting Conversions hereunder, such number of its shares of Common Stock (the "Reserved Amount") as shall from time to time be sufficient to effect the Conversion of the Series A Preferred Stock. If at any time the Reserved Amount is less than 125% of the number of shares of Common Stock issuable upon Conversion of the then outstanding shares of Series A Preferred Stock, the Company shall take immediate action (including seeking shareholder authorization of additional shares of Common Stock) to increase the Reserved Amount to 175% of the number of shares of Common Stock into which the outstanding shares of Series A Preferred Stock are then convertible. If the Company shall issue any securities or make any change in its capital structure which would change the number of Conversion Shares deliverable upon the Conversion of the outstanding shares of Series A Preferred Stock, the Company shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from any preemptive rights, for such Conversion.

     (c) Conversion Notice. In order to convert shares of Series A Preferred Stock, or any portion thereof, the Holder shall send by facsimile transmission (with a hard copy to follow by first class mail), at any time prior to 11:59 p.m., eastern time, on the date on which the Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion to the Company and to its designated transfer agent for the Common Stock (the "Transfer Agent") stating the number of shares of Series A Preferred Stock to be converted, the amount of Dividends accrued on the shares of Series A Preferred Stock then held by the Holder up to and including the Conversion Date, the applicable Conversion Price and a calculation of the number of shares of Common Stock issuable upon such Conversion (a "Conversion Notice") and (ii) a copy of the certificate or certificates representing the Series A Preferred Stock being converted. The Holder shall thereafter send the original of such certificate or certificates by overnight mail to the Company. In the case of a dispute as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion, the Company shall promptly issue to the Holder the number of Conversion Shares that are not disputed and shall submit the disputed calculations to its independent accountants within one (1) business day of receipt of the Holder's Conversion Notice. The Company shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Company and the Holder of the results in writing no later than two business days following the day on which it received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the Company.

     (d) Number of Conversion Shares; Conversion Price. The number of Conversion Shares to be delivered by the Company pursuant to a Conversion shall be determined by dividing the Stated

Value of the Series A Preferred Stock to be converted by the Conversion Price (as defined herein) in effect on the Conversion Date. The "Conversion Price" shall be the lesser of (A) the price determined by multiplying (x) the average of the Closing Bid Prices (as defined below) for the Common Stock on the five
(5) Trading Days (as defined below) occurring immediately prior to (but not including) the Conversion Date times (y) 85% (the "Floating Conversion Price") and (B) $18.30 (the "Fixed Conversion Price"). "Trading Day" shall mean any day on which the Common Stock is traded for any period on the Nasdaq National Market or on the principal securities exchange or market on which the Common Stock is then traded. "Closing Bid Price" means, with respect to a security, the closing bid price is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to holders of a majority of the then outstanding shares of Series A Preferred Stock if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or, if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an independent investment banking firm selected by the Holders of a majority of the then outstanding shares of Series A Preferred Stock, and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

     (e) Delivery of Common Stock Upon Conversion. Upon receipt of a Conversion Notice pursuant to paragraph 4(c) above, the Company shall, no later than the close of business on the later to occur of (i) the third (3rd) business day following the Conversion Date set forth in such Conversion Notice and (ii) the business day following the day on which the original certificate or certificates representing the shares of Series A Preferred Stock being converted are received by the Company (the "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Conversion Shares as shall be determined as provided herein. Conversion shares delivered to the Holder shall not contain any restrictive legend as long as the sale of such Conversion Shares is covered by an effective Registration Statement or may be made pursuant to Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") or any successor rule or provision.

     (f)  Failure to Deliver Conversion Shares

          (i) In the event that the Company fails for any reason to deliver to the Holder certificates representing the number of Conversion Shares specified in the applicable Conversion Notice on or before the Delivery Date therefor (a "Conversion default"), the Company shall pay to the Holder payments ("Conversion Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Stated Value of the shares of Series Preferred Stock represented by the Conversion Shares which remain the subject of such Conversion Default multiplied by (iii) the lower of twenty-four percent (24%) and the maximum interest rate permitted by applicable law, where "N" equals the number of days elapsed between the original Delivery Date of such Conversion Shares and the earlier to occur of (A) the date on which all of such Conversion Shares are issued and delivered to the Holder and (B) the date on which such shares are redeemed pursuant to the terms of this Certificate of Designations. Cash amounts payable hereunder shall be paid on or before the fifth (5th) business day of the calendar month following the calendar month in which such amount as accrued. In the event that there occurs a dispute between the Company a Holder as to the number of Conversion Shares issuable pursuant to a Conversion as described in paragraph 4(c) above, and it is finally determined that such Holder is not entitled to receive certain Conversion Shares, the Company shall not owe Conversion Default Payments to such Holder with respect to such Conversion Shares.

          (ii) Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Conversion Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to the difference between (A) the aggregate purchase price for the shares of Common Stock so purchased and (B) the aggregate number of net proceeds received by the Holder from the sale of the Conversion Shares issued by the Company pursuant to such Conversion), and the Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (g)  Conversion at Maturity.

          (i) On the date which is three years from the Purchase Date (the "Maturity Date"), and assuming the satisfaction of the Mandatory Conversion Conditions (as defined below) the remaining shares of Series A Preferred Stock then held by each Holder shall be automatically converted into the number of shares of Common Stock equal to the Liquidation Preference of such shares divided by the then applicable Conversion Price (a "Mandatory Conversion"), and the Maturity Date shall be deemed to be the Conversion Date with respect to such Mandatory Conversion. If a Mandatory Conversion occurs, the Company and the Holder shall follow the procedures for Conversion set forth in this Section 4; provided, however, that the Holder shall not be required to send the Conversion Notice contemplated by paragraph (4)c. In the event that the Mandatory Conversion Conditions are not satisfied as of the Maturity Date, the Company shall, within five (5) business days of the Maturity Date, pay an amount in cash to each Holder equal to the Liquidation Preference for the shares of Series A Preferred Stock then held by such Holder.

          (ii) The "Mandatory Conversion Conditions" are as follows:

               (1) the market value of the outstanding shares of Common Stock on the Maturity Date (not including any such shares represented by the then outstanding shares of Series A Preferred Stock) shall be greater than seventy-five million dollars ($75,000,000);

               (2) the Common Stock shall have an average daily trading volume of at least thirty (30) thousand shares during the period of one hundred and eighty
(180) days ending on the fifteenth (15th) day of the calendar month immediately prior to the calendar month in which the Maturity Date occurs;

               (3) the Common Stock shall be designated for quotation on the Nasdaq National Market or listed on the New York Stock Exchange or other national securities exchange; and

               (4) a Registration Statement covering the resale of all of the Conversion Shares issuable pursuant to such Mandatory Conversion shall be effective, or such resale may be made pursuant to Rule 144(k).

     (h)  Limitations on Right to Convert.

          (i) In the event that the number of Preferred Shares to be converted by a Holder pursuant to a Conversion Notice exceeds that number of Preferred Shares (the "Preferred Share Conversion Limit") which, if converted in full, would result in the issuance of a number of Conversion Shares that would equal such Holder's Cap Amount (as defined below), the Company shall have the option, in lieu of converting the Preferred Shares which would exceed such Holder's Preferred Share Conversion Limit, to redeem such Preferred Shares at the Optional Redemption Price (as defined below)(an "Optional Redemption"). In order to effect an Optional Redemption, the Company shall, within two (2) business days of receiving a Conversion Notice from a Holder pursuant to which the Preferred Shares to be converted thereby exceeds such Holder's Preferred Share Conversion Limit, deliver a written notice to such Holder that the Company intends to redeem such excess Preferred Shares (an "Optional Redemption Notice"). In the event that the Company does not deliver an Optional Redemption Notice within such two business day period, the Company will convert the Preferred Shares represented by such Conversion Notice in accordance with terms of this Certificate. A Holder shall have the right, upon converting Preferred Shares in a number that equals or exceeds 99% of such Holder's Preferred Share Conversion Limit, to deliver a written notice to the Company requesting whether the Company intends to redeem such Holder's Preferred shares in excess of such Holder's Preferred Share Conversion Limit. If the Company fails to deliver an Optional Redemption Notice within five (5) business days of its receipt of such request, the Company will not be entitled thereafter to exercise its right to an Optional Redemption with respect to the Preferred Shares held by such Holder. A Holder's "Cap Amount" at any given time shall be the number of shares of Common Stock equal to, (A) for a Holder which purchased Preferred Shares from the Company, (i) the aggregate Stated Value of all of the Preferred Shares purchased by such Holder on or before such date, divided by (ii) ten dollars ($10), and
(B) for a Holder which purchased Preferred Shares from another Holder, a pro rata portion of such other Holder's Cap Amount, in which case such other Holder's Cap Amount shall be appropriately reduced. In the event that a Holder converts all of such Holder's Preferred Shares into a number of shares of Common Stock which, in the aggregate, is less than such Holder's Cap Amount, then the difference between such Holder's Cap Amount and the number of shares of Common Stock actually issued to such Holder shall be allocated pro rata to the Cap Amounts of the other Holders based on the number of Preferred Shares then held by such Holders. The Optional redemption

Price for each Preferred Share redeemed pursuant to an Optional Redemption shall be equal to (x) the Stated Value of such Preferred Share times 117.5% plus (y) the amount of all Dividends accrued (and any other amounts payable pursuant to this Certificate of Designations) on such Preferred Shares up to an including the date on which the Company pays the Optional Redemption price to the applicable Holder. Upon delivery an Optional Redemption Notice to a Holder, the Company shall pay the Optional Redemption Price to such Holder within ninety
(90) days of such delivery (such ninetieth day being referred to as the "Optional Redemption Date"). If the Optional Redemption Price is not paid to such Holder on or before the Optional Redemption Date, interest shall accrue thereon in the amount of (i) (N/365) multiplied by (ii) the Optional redemption Price multiplied by (iii) the lower of twenty-four percent (24%) and the maximum interest rate permitted by applicable law, where "N" equals the number of days elapsed between the Optional Redemption Date and the date on which such payment is made in full.

          (ii) In no event shall a Holder be permitted to convert any shares of Series A Preferred Stock in excess of that number of such shares upon the Conversion of which (x) the number of shares of Common Stock beneficially owned by such Holder (other than shares of Common Stock which may be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this subparagraph (ii) plus
(y) the number of shares of Common Stock issuable upon the Conversion of such shares is equal to or exceeds (z) 4.99% of the number of shares of Common Stock then issued and outstanding. Delivery by a Holder of a Conversion Notice shall be deemed to represent the determination by such Holder that the Conversion represented thereby will not violate the provisions of this subparagraph (ii), and the Company shall have neither the right nor the obligation to confirm such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to convert such shares of Series A Preferred Stock at such time as such Conversion will not violate the provisions of this subparagraph (ii).

5.   ADJUSTMENTS TO CONVERSION PRICE.

     (a) Adjustment to Fixed Conversion Price Due to Stock Split, Stock Dividend, Etc. If (A) the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, reclassification, the distribution to holders of Common Stock of rights or warrants entitling them to subscribe for or purchase Common Stock at less than the then current market price thereof or other similar event, the Fixed Conversion Price shall be proportionately reduced, or (B) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares or other similar event, the Fixed Conversion Price shall be proportionately increased. In such event, the Company shall notify the transfer Agent of such change on or before the effective date thereof. For purposes hereof, the market price per share of Common Stock on any date shall be the average of the closing sale prices for the Common Stock as reported by Nasdaq, or by the principal securities market on which the Common Stock is then traded, on the five (5) consecutive Trading Days (as defined below) selected by the Company not later than, the earlier of the date in question and the Trading Day before "ex" date, if any, with respect to the issuance or distribution requiring such computation. The term "ex" date", when used with respect to any issuance or distribution, means the first Trading Day on which the Common

Stock trades regular way in the market from which such average closing price is then to be determined without the right to receive such issuance or distribution. In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

     (b) Adjustment to Conversion Price. If, prior to the Conversion of all of the shares of Series A Preferred Stock, the number of outstanding shares of Common Stock is increased or decreased by a stock split, stock dividend, combination, reclassification or other similar event, which event shall have taken place during the reference period for determination of the Conversion Price for any Conversion thereof, the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event for all Trading Days immediately preceding the Conversion Date.

     (c) Adjustment Due to Merger, Consolidation, Etc. If, prior to the Conversion of all of the shares of Series A Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity or there is a sale of all or substantially all the company's assets or there is a change of control transaction with respect to which, in any such case, a Holder does not exercise its right to a Mandatory Redemption (as defined below) of the Series A Preferred Stock, then such Holder shall thereafter have the right to receive upon Conversion of the shares of Series A Preferred Stock, upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon Conversion, such stock, securities and/or other assets, if any, which such Holder would have been entitled to receive in such transaction had such shares been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof. The Company shall not effect any transaction described in this subsection 5(c) unless (i) it first gives to each Holder prior notice of such merger, consolidation, exchange of shares, recapitalization, reorganization, redemption or other similar event, and makes a public announcement of such event at the same time that it gives such notice and (ii) the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligations of the Company under this Certificate of Designation, including the terms of this subsection 5(c).

     (d) Distribution of Assets. If the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Company (collectively, a "Distribution"), then, upon a Conversion by a Holder occurring after the record date for determining shareholders entitled to such Distribution but prior to the effective date of such Distribution, the Holder shall be entitled to receive the amount of such assets which would have been payable to such Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution. The Fixed Conversion Price for shares of Series A Preferred Stock not converted prior to the effective date of a Distribution shall be reduced to a price determined by decreasing the Fixed Conversion Price in effect immediately prior to the record date of the Distribution by an amount equal to the fair market value of the assets so distributed, as determined by mutual agreement of the Company and each Holder.

     (e) No Fractional Shares.   If any adjustment under this Section 5 would
create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be the next higher number of shares or, at the option of the Company, shall be paid in cash in an amount calculated by multiplying the amount of the fractional share times the Closing Bid Price used to calculate the Conversion Price for such Conversion.

6.   MANDATORY REDEMPTION.

     (a) Mandatory Redemption. In the event that a Mandatory Redemption Event (as defined below) occurs, each Holder shall have the right, upon written notice to the Company, to have all or any portion of the shares of Series A Preferred Stock held by such Holder redeemed by the Company (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined herein) in same day funds. Such notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date") and the number of such shares to be redeemed.

     (b) Mandatory Redemption Price. The "Mandatory Redemption Price" shall be equal to the Liquidation Preference of the shares of Series A Preferred Stock being redeemed multiplied by one hundred and twenty percent (120%); provided that in the event of a Mandatory Redemption Event specified in subparagraph 6(d)(vii) below, the Mandatory Redemption Price shall be equal to fifteen percent (15%) times the Stated Value of such shares times N/365, where N means the number of days elapsed between the Purchase Date and the Mandatory Redemption Date.

     (c)  Payment Of Mandatory Redemption Price.

          (i) The Company shall pay the Mandatory Redemption Price to the Holder exercising its right to redemption within five (5) business days of the Mandatory Redemption Date. Upon redemption of a share of Series A Preferred Stock, the Holder will return such share to the Company for cancellation against payment of the Mandatory Redemption Price.

          (ii) If Company fails to pay the Mandatory Redemption Price to the Holder within five (5) business days of the Mandatory Redemption Date, the Holder shall be entitled to interest thereon at an annual rate equal to the lower of (x) the "prime" rate (as published in the Wall Street Journal) on such fifth business day plus three percent (3%) and (y) the highest rate permitted by applicable law from the Mandatory Redemption Date until the Mandatory Redemption Price has been paid in full.

     (d) Mandatory Redemption Event. Each of the following events shall be deemed a "Mandatory Redemption Event":

          (i) the Company fails for any reason (other than as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance) to issue shares of Common Stock and to transfer certificates representing such shares to the Holder in accordance with the provisions of this Certificate of Designations upon Conversion of any shares of Series A Preferred Stock, and such failure continues for fifteen (15) business days following written notice thereof by the Holder to the Company and to counsel designated by the Company;

          (ii) the Company is unable to issue shares of Common Stock upon Conversion of any shares of Series A Preferred Stock as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance, and such inability continues for a period of thirty (30) days thereafter;

          (iii) the Company breaches, in a material respect, any covenant or other material term or condition of the Securities Purchase Agreement between the Company and the Purchasers named therein pursuant to which the Series A Preferred Stock may be issued and sold (the "Securities Purchase Agreement"), the Registration Rights Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement) and such breach continues for a period of ten (10) business days after written notice thereof to the Company from the Holder, provided that, if the Company is then using its best efforts to cure any such breach, such ten business day period shall be extended for another ten
(10) business days;

          (iv) the Registration Statement is not declared effective by the registration Deadline (as defined in the Registration Rights Agreement) or, if the Registration Statement has been declared effective by such date, and the effectiveness of the Registration Statement lapses for any reason (including without limitation, the issuance of a stop order) or is unavailable to the Holder for sale of Conversion Shares in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) business days; provided that the Registration Statement will not be considered unavailable for the number of days occurring during a Standstill Period (as defined in the Registration Rights Agreement);

          (v) the Common Stock is no longer quoted on the Nasdaq National Market or listed on a national securities exchange;

          (vi) the sale, conveyance or disposition of all or substantially all of the assets of the Company, the effectuation of a transaction or series of related transactions, in which more than 50% of the voting power of the Company is disposed of, or the consolidation, merger or other business combination of the Company with or into any other entity (other than the Company's merger transaction with Cozzi Iron & Metal, Inc.), immediately following which the prior stockholders of the Company fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity; and

          (vii) the Company fails to obtain Stockholder Approval within one hundred and twenty (120) days of the Purchase Date.

7.   MISCELLANEOUS.

     (a) Transfer of Series A Preferred Stock. A Holder may sell, transfer or otherwise dispose of all or any portion of the shares of Series A Preferred Stock to any person or entity as long as such sale, transfer or disposition is the subject of an effective registration statement under the Securities Act or such Holder delivers an opinion of counsel to the effect that such sale, transfer or disposition is exempt from registration thereunder; provided that no such opinion shall be required in the event of a sale by such Holder to an affiliate thereof or pursuant to Rule 144 under the Securities Act. From and after the date of such sale, transfer or disposition, the transferee hereof shall be deemed to be a Holder. Upon any such sale, transfer or disposition, the Company shall, promptly following the return of the certificate or certificates representing the shares of Series A Preferred Stock that are the subject of such sale, transfer or disposition, issue and deliver to such transferee a new Certificate in the name of such transferee.

     (b) Lost or Stolen Certificate. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of a certificate representing shares of Series A Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of such certificate if mutilated, the Company shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

     (c) No Voting Rights. The Holders of the Series A Preferred Stock shall have no voting rights with respect to the business, management or affairs of the Company; provided that the Company shall provide each Holder with prior notification of each meeting of shareholders (and copies of proxy statements and other information sent to such shareholders).

     (d) Cancellation of Preferred Shares. Upon the conversion or redemption of a Preferred Share, the Company shall immediately cancel such Preferred Share and shall not reissue such Preferred Share.

     (e) Notices. Except as otherwise specified herein, any notice, demand or request required or permitted to be given pursuant to the terms of this Certificate of Designations shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with a hard copy to follow) on or before 5:00 p.m., eastern time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

      If To The Company

     Metal Management, Inc.
     500 North Dearborn Street, Suite 405
     Chicago, Illinois  60610
     Attn:  Gerard M. Jacobs
     Fax:  312-645-0714

     With a copy to:

     Shefsky & Froelich Ltd.
     444 North Michigan Avenue
     Chicago, Illinois  60611
     Attn: Stuart M. Savitz, Esq.
     Fax: 312-527-5921

and if to any Holder, to such address as shall be designated by such Holder in writing to the Company.

     (f)  Protective Provisions

          So long as shares of Series A Preferred Stock are outstanding, the Company shall not, without first obtaining the approval of the Holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

          (a) alter or change the rights, preferences or privileges of the Series A Preferred Stock or any other capital stock of the Company so as to affect adversely the Series A Preferred Stock:

          (b) create any new class or series of capital stock having a preference over the Series A Preferred Stock as to distribution os assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Company; or

          (c) increase the authorized number of shares of Series A Preferred Stock;

provided, however, that such approval shall not be required in the event that the average Closing Bid Price of the Common Stock on the five (5) trading days immediately preceding the effective date of such change is equal to or exceeds one hundred and fifty percent (150%) of the Fixed Conversion Price.

     In the event that Holders of at least a majority of the then outstanding shares of Series A Preferred Stock agree to allow the Company to alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock, pursuant to the terms hereof, so as to affect the Series A Preferred Stock, then the Company will deliver notice of such approved change to the holders of the Series A Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and the Dissenting Holders shall have the right for a period of thirty (30) days to convert their shares of Series A Preferred Stock into Conversion Shares pursuant to the terms of this Certificate of Designations as they existed prior to such alteration or change and without regard to the limitations on Conversion contained in paragraph 4(h)(i) hereof, or continue to hold their shares of Series A Preferred Stock.

     IN WITNESS WHEREOF, the Company has executed this Certificate of Designations as of the 7th day of August, 1997.

METAL MANAGEMENT, INC.



By: /s/ GERARD M. JACOBS
   --------------------------------------------------
   Name: Gerard M. Jacobs
   Title: President and Chief Executive Officer

                                                               EXHIBIT 3.1(5)



        CORRECTED CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                      OF
                            METAL MANAGEMENT, INC.
                FILED IN THE OFFICE OF THE SECRETARY OF STATE
                        OF DELAWARE ON AUGUST 7, 1997



METAL MANAGEMENT, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

1.  The name of the corporation is METAL MANAGEMENT, INC.

2. That a Certificate of METAL MANAGEMENT, INC. was filed by the Secretary of State of Delaware on August 7, 1997 and that said Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.

3. The inaccuracies or defects of said Certificate to be corrected are as follows:

    1) The fourth line of subsection (b) of Section 6 of the Certificate is corrected to add "(A) the Stated Value of such shares plus (B)"

    2) The second clause of subsection (f) of Section 7 of the Certificate is corrected to add "with respect to any action described in clause (b) or clause (c) above"

    3) The second clause of subsection (f) of Section 7 of the Certificate is corrected to remove the word "change" and to replace it with the word "action"

4. Said Certificate in corrected form is set forth in its entirety as Exhibit A attached hereto.

        IN WITNESS WHEREOF, METAL MANAGEMENT, INC. has caused this Certificate to be signed by its President, Gerard M. Jacobs, this 26th day of September, 1997.

                                                  METAL MANAGEMENT, INC.

                                                  By:  /s/ T. Benjamin Jennings
                                                       -------------------------
                                                       T. Benjamin Jennings,
                                                       Chief Development Officer

       EXHIBIT A TO CORRECTED CERTIFICATE OF DESIGNATIONS, PREFERENCES
                     AND RIGHTS OF METAL MANAGEMENT, INC.
 FILED IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE ON AUGUST 7, 1997

                         CERTIFICATE OF DESIGNATIONS,
                            PREFERENCES AND RIGHTS
                                      OF
                     SERIES A CONVERTIBLE PREFERRED STOCK
                                      OF
                            METAL MANAGEMENT, INC.

                        PURSUANT TO SECTION 151 OF THE
                       DELAWARE GENERAL CORPORATION LAW


        Metal Management, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Company pursuant to the authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law.

        RESOLVED, that pursuant to the authority granted to the Board of Directors in accordance with the provisions of the Company's Certificate of Incorporation, the Board of Directors hereby authorize a series of the Company's previously authorized Preferred Stock, par value $.01 per share (the
"Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges and restrictions thereof as follows:


1.      DESIGNATION AND AMOUNT.

        The designation of this series, which consists of 36,000 shares (the "Preferred Shares") of Preferred Stock, is the Series A Convertible Preferred Stock (the "Series A Preferred Stock") and the face amount shall be One Thousand Dollars ($1,000) per share (the "Stated Value").

2.      DIVIDENDS.

        (a) Payment of Dividends. The holders of shares of Series A Preferred Stock (each, a "Holder" and collectively, the "Holders") shall be entitled to receive cumulative dividends ("Dividends") on the Series A Preferred Stock accruing on each share thereof at an annual rate of (A) prior to the date (the "Approval Date") on which Stockholder Approval (as defined below) is obtained, nine percent (9%) and (B) on or after the Approval Date, six percent (6%), in each such case, times the Stated Value per share (such rate subject to ratable adjustment in the event of any stock split or combination and to equitable adjustment in the event of a reclassification or other similar event). Dividends shall accrue, whether or not declared, on each share of Series A Preferred Stock from the date of original issuance thereof (the "Purchase Date") through the date on which such Dividends are paid. Accrued but unpaid Dividends shall be payable in cash or, at the option of the

Company (the "Stock Payment Option") and upon satisfaction of the conditions set forth in paragraph 2(c) below, in shares (the "Dividend Payment Shares") of Series A Preferred Stock, on each Conversion Date and Mandatory Redemption Date and on the Maturity Date (each as defined below, a "Dividend Payment Date").

        (b) Delivery of Dividend Payment Shares. If the Company elects to exercise the Stock Payment Option upon a conversion by a Holder, the Company shall deliver to such Holder, on or before the third business day following the applicable Dividend Payment Date, one or more certificates representing the aggregate number of whole Dividend Payment Shares that is determined by dividing (x) the amount of the Dividend which has accrued with respect to all of the Preferred Shares held by such Holder and would otherwise be payable in cash on the applicable Dividend Payment Date by (y) one thousand dollars ($1,000). No fractional Dividend Payment Shares shall be issued; the Company shall, in lieu thereof, either issue a number of Dividend Payment Shares which reflects a rounding up to the next whole number of shares or pay such amount in cash. The Dividend Payment Shares shall be fully paid and non-assessable, free and clear of any liens, claims, preemptive rights or encumbrances imposed by or through the Company, entitled to all of the rights, preferences and privileges set forth herein, and shall be issued and delivered to the Holder on or before the third business day following the applicable Dividend Payment Date. The Company agrees to inform the Holder at least five (5) Trading Days prior to the first day of each calendar quarter in which the Company intends to exercise the Stock Payment Option.

        (c) Conditions to Stock Payment Option. If the Company wishes to exercise the Stock Payment Option with respect to Dividends payable to a Holder, it may do so only if each of the following conditions has been satisfied as of the applicable Dividend Payment Date:

                (i) the number of shares of Series A Preferred Stock authorized, unissued and unreserved or all other purposes, or held in the Company's treasury, is sufficient to pay such Dividends in Dividend Payment Shares;

                (ii) the Company's common stock, par value $.01 per share (the "Common Stock"), is authorized for quotation on the Nasdaq National Market or for listing or quotation on the New York Stock Exchange or any other national securities exchange;

                (iii) (x) the registration statement required to be maintained by the Company (the "Registration Statement") pursuant to a registration rights agreement by and among the Company and the Purchasers named therein (the "Registration Rights Agreement") is effective and available for the sale of the Dividend Payment Shares issuable pursuant to such exercise and of all Conversion Shares (as defined below) then held by or issuable to the Holders, or (y) sales of such Dividend Payment Shares may be made pursuant to Rule 144(k); provided, however, that the Registration Statement will not be deemed unavailable during a Standstill Period (as defined in the Registration Rights Agreement).

                (iv) a Mandatory Redemption Event or a Liquidation Event (each as defined herein) has not occurred and is continuing: and

                (v) the Company has delivered to the Holder a certificate, signed by an executive officer of the Company, setting forth:

                        * the amount of the Dividend to which the Holder is entitled:

                        * the number of Dividend Payment Shares to be delivered in payment of such Dividend, and the calculation therefor; and

                        * a statement to the effect that all of the conditions set forth in paragraphs 2(c)(i) - (iv) have been satisfied.


3.      PRIORITY.

        (a) Payment upon Dissolution, Etc. Upon the occurrence and continuance of (x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, commenced by the Company or by its creditors, as such, or relating to its assets or (y) the dissolution or other winding up of the Company whether total or partial, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshaling of the material assets or material liabilities of the Company (a "Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock (other than capital stock that ranks pari passu with the Series A Preferred Stock) of the Company unless prior thereto each Holder shall have received the Liquidation Preference (as defined below) with respect to each share of Series A Preferred Stock then held by such holder. In the event that upon the occurrence of a Liquidation Event, the assets available for distribution to the Holders of the Series A Preferred Stock and to the Holders of such pari passu securities are insufficient to pay the Liquidation Preference with respect to all of the outstanding shares of Series A Preferred Stock and of such pari passu securities, such assets shall be distributed ratably among such shares in proportion to the ratio that the liquidation preference payable on each such share bears to the aggregate liquidation preference payable on all such shares.

        (b) Liquidation Preference. The "Liquidation Preference" with respect to a share of Series A Preferred Stock shall mean an amount equal to the Stated Value of such share plus any accrued and unpaid Dividends thereon.

4.      CONVERSION.

        (a) Right to Convert. Subject to the limitations contained in paragraph 4(h) below, each Holder shall have the right to convert at any time and from time to time after the earlier to occur of (i) the ninetieth (90th) day following the date on which the Series A Preferred Stock is issued and (ii) the effectiveness of the Registration Statement, each of its shares of Series A Preferred Stock into such number of fully paid and non-assessable shares of Common Stock, free and clear of any liens, claims, preemptive rights or encumbrances imposed by or through the Company (the "Conversion Shares"), as is computed in accordance with the terms hereof (a "Conversion"); provided, however, that the right of such Holder to convert the Series A Preferred Stock into Conversion Shares shall not become effective unless and until the Company has obtained the approval of the transactions contemplated hereby, including without limitation the conversion of the Preferred Stock into shares of Common Stock in accordance with the terms hereof, by a majority of the holders of shares of its Common Stock entitled to vote thereon ("Stockholder Approval").

        (b) Reservation of Common Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, free from any preemptive rights, solely for the purpose of effecting Conversions hereunder, such number of its shares of Common Stock (the "Reserved Amount") as shall from time to time be sufficient to effect the Conversion of the Series A Preferred Stock. If at any time the Reserved Amount is less than 125% of the number of shares of Common Stock issuable upon Conversion of the then outstanding shares of Series A Preferred Stock, the Company shall take immediate action (including seeking shareholder authorization of additional shares of Common Stock) to increase the Reserved Amount to 175% of the number of shares of Common Stock into which the outstanding shares of Series A Preferred Stock are then convertible. If the Company shall issue any securities or make any change in its capital structure which would change the number of Conversion Shares deliverable upon the Conversion of the outstanding shares of Series A Preferred Stock, the Company shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from any preemptive rights, for such Conversion.

        (c) Conversion Notice. In order to convert shares of Series A Preferred Stock, or any portion thereof, the Holder shall send by facsimile transmission (with a hard copy to follow by first class mail), at any time prior to 11:59 p.m., eastern time, on the date on which the Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion to the Company and to its designated transfer agent for the Common Stock (the "Transfer Agent") stating the number of share of Series A Preferred Stock to be converted, the amount of Dividends accrued on the shares of Series A Preferred Stock then held by the Holder up to and including the Conversion Date, the applicable Conversion Price and a calculation of the number of shares of Common Stock issuable upon such Conversion (a "Conversion Notice") and (ii) a copy of the certificate or certificates representing the Series A Preferred Stock being converted. The Holder shall thereafter send the original of such certificate or certificates by overnight mail to the Company. In the case of a dispute as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion, the Company shall promptly issue to the Holder the number of Conversion Shares that are not disputed and shall submit the disputed calculations to its independent accountants within one (1) business day of receipt of the Holder's Conversion Notice. The Company shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Company and the Holder of the results in writing no later than two business days following the day on which it received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the Company.

     (d) Number of Conversion Shares; Conversion Price. The number of Conversion Shares to be delivered by the Company pursuant to a Conversion shall be determined by dividing the Stated Value of the Series A Preferred Stock to be converted by the Conversion Price (as defined herein) in effect on the Conversion Date. The "Conversion Price" shall be the lesser of (A) the price determined by multiplying (x) the average of the Closing Bid Prices (as defined below) for the Common Stock on the five (5) Trading Days (as defined below) occurring immediately prior to (but not including) the Conversion Date times
(y) 85% (the "Floating Conversion Price") and (B) $18.30 (the "Fixed Conversion Price"). "Trading Day" shall mean any day on which the Common Stock is traded for any period on the Nasdaq National Market or on the principal securities exchange or market on which the Common Stock is then traded. "Closing Bid Price" means, with respect to a security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to holders of a majority of the then outstanding shares of Series A Preferred Stock if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an independent investment banking firm selected by the Holders of a majority of the then outstanding shares of Series A Preferred Stock, and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

     (e) Delivery of Common Stock Upon Conversion. Upon receipt of a Conversion Notice pursuant to paragraph 4(c) above, the Company shall, no later than the close of business on the later to occur of (i) the third (3rd) business day following the Conversion Date set forth in such Conversion Notice and (ii) the business day following the day on which the original certificate or certificates representing the shares of Series A Preferred Stock being converted are received by the Company (the "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Conversion Shares as shall be determined as provided herein. Conversion Shares delivered to the Holder shall not contain any restrictive legend as long as the sale of such Conversion Shares is covered by an effective Registration Statement or may be made pursuant to Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") or any successor rule or provision.

     (f)  Failure to Deliver Conversion Shares.

          (i) In the event that the Company fails for any reason to deliver to the Holder certificates representing the number of Conversion Shares specified in the applicable Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), the Company shall pay to the Holder payments ("Conversion Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Stated Value of the shares of Series A Preferred Stock represented by the

Conversion Shares which remain the subject of such Conversion Default multiplied by (iii) the lower of twenty-four percent (24%) and the maximum interest rate permitted by applicable law, where "N" equals the number of days elapsed between the original Delivery Date of such Conversion Shares and the earlier to occur of (A) the date on which all of such Conversion Shares are issued and delivered to the Holder and (B) the date on which such shares are redeemed pursuant to the terms of this Certificate of Designations. Cash amounts payable hereunder shall be paid on or before the fifth (5th) business day of the calendar month following the calendar month in which such amount has accrued. In the event that there occurs a dispute between the Company and a Holder as to the number of Conversion Shares issuable pursuant to a Conversion as described in paragraph 4(c) above, and it is finally determined that such Holder is not entitled to receive certain Conversion Shares, the Company shall not owe Conversion Default Payments to such Holder with respect to such Conversion Shares.

                (ii) Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Conversion Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to the difference between (A) the aggregate purchase price for the shares of Common Stock so purchased and
(B) the aggregate number of net proceeds received by the Holder from the sale of the Conversion Shares issued by the Company pursuant to such Conversion), and the Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

        (g)  Conversion at Maturity.

                (i) On the date which is three years from the Purchase Date (the "Maturity Date"), and assuming the satisfaction of the Mandatory Conversion Conditions (as defined below) the remaining shares of Series A Preferred Stock then held by each Holder shall be automatically converted into the number of shares of Common Stock equal to the Liquidation Preference of such shares divided by the then applicable Conversion Price (a "Mandatory Conversion"), and the Maturity Date shall be deemed to be the Conversion Date with respect to such Mandatory Conversion. If a Mandatory Conversion occurs, the Company and the Holder shall follow the procedures for Conversion set forth in this Section 4; provided, however, that the Holder shall not be required to send the Conversion Notice contemplated by paragraph 4(c). In the event that the Mandatory Conversion Conditions are not satisfied as of the Maturity Date, the Company shall, within five (5) business days of the Maturity Date, pay an amount in cash to each Holder equal to the Liquidation Preference for the shares of Series A Preferred Stock then held by such Holder.

                (ii)  The "Mandatory Conversion Conditions" are as follows:

                        (l) the market value of the outstanding shares of Common Stock on the Maturity Date (not including any such shares represented by the then outstanding shares of Series A Preferred Stock) shall be greater than seventy-five million dollars ($75,000,000);

        (2) the Common Stock shall have an average daily trading volume of at least thirty (30) thousand shares during the period of one hundred and eighty
(180) days ending on the fifteenth (15th) day of the calendar month immediately prior to the calendar month in which the Maturity Date occurs;

        (3) the Common Stock shall be designated for quotation on the Nasdaq National Market or listed on the New York Stock Exchange or other national securities exchange; and

        (4) a Registration Statement covering the resale of all of the Conversion Shares issuable pursuant to such Mandatory Conversion shall be effective, or such resale may be made pursuant to Rule 144(k).

     (h)  Limitations on Right to Convert.

        (i) In the event that the number of Preferred Shares to be converted by a Holder pursuant to a Conversion Notice exceeds that number of Preferred Shares (the "Preferred Share Conversion Limit") which, if converted in full, would result in the issuance of a number of Conversion Shares that would equal such Holder's Cap Amount (as defined below), the Company shall have the option, in lieu of converting the Preferred Shares which would exceed such Holder's Preferred Share Conversion Limit, to redeem such Preferred Shares at the Optional Redemption Price (as defined below)(an "Optional Redemption"). In order to effect an Optional Redemption, the Company shall, within two (2) business days of receiving a Conversion Notice from a Holder pursuant to which the Preferred Shares to be converted thereby exceeds such Holder's Preferred Share Conversion Limit, deliver a written notice to such Holder that the Company intends to redeem such excess Preferred Shares (an "Optional Redemption Notice"). In the event that the Company does not deliver an Optional Redemption Notice within such two business day period, the Company will convert the Preferred Shares represented by such Conversion Notice in accordance with the terms of this Certificate. A Holder shall have the right, upon converting Preferred Shares in a number that equals or exceeds 99% of such Holder's Preferred Share Conversion Limit, to deliver a written notice to the Company requesting whether the Company intends to redeem such Holder's Preferred Shares in excess of such Holder's Preferred Share Conversion Limit. If the Company fails to deliver an Optional Redemption Notice within five (5) business days of its receipt of such request, the Company will not be entitled thereafter to exercise its right to an Optional Redemption with respect to the Preferred Shares held by such Holder. A Holder's "Cap Amount" at any given time shall be the number of shares of Common Stock equal to, (A) for a Holder which purchased Preferred Shares from the Company, (i) the aggregate Stated Value of all of the Preferred Shares purchased by such Holder on or before such date, divided by
(ii) ten dollars ($10), and (B) for a Holder which purchased Preferred Shares from another Holder, a pro rata portion of such other Holder's Cap Amount, in which case such other Holder's Cap Amount shall be appropriately reduced. In the event that a Holder converts all of such Holder's Preferred Shares into a number of shares of Common Stock which, in the aggregate, is less than such Holder's Cap Amount, then the difference between such Holder's Cap Amount and the number of shares of Common Stock actually issued to such

Holder shall be allocated pro rata to the Cap Amounts of the other Holders based on the number of Preferred Shares then held by such Holders. The Optional Redemption Price for each Preferred Share redeemed pursuant to an Optional Redemption shall be equal to (x) the Stated Value of such Preferred Share times 117.5% plus (y) the amount of all Dividends accrued (and any other amounts payable pursuant to this Certificate of Designations) on such Preferred Shares up to and including the date on which the Company pays the Optional Redemption Price to the applicable Holder. Upon delivering an Optional Redemption Notice to a Holder, the Company shall pay the Optional Redemption Price to such Holder within ninety (90) days of such delivery (such ninetieth day being referred to as the "Optional Redemption Date"). If the Optional Redemption Price is not paid to such Holder on or before the Optional Redemption Date, interest shall accrue thereon in the amount of (i) (N/365) multiplied by (ii) the Optional Redemption Price multiplied by (iii) the lower of twenty-four percent (24%) and the maximum interest rate permitted by applicable law, where "N" equals the number of days elapsed between the Optional Redemption Date and the date on which such payments is made in full.

          (ii) In no event shall a Holder be permitted to convert any shares of Series A Preferred Stock in excess of that number of such shares upon the Conversion of which (x) the number of shares of Common Stock beneficially owned by such Holder (other than shares of Common Stock which may be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this subparagraph (ii) plus
(y) the number of shares of Common Stock issuable upon the Conversion of such shares is equal to or exceeds (z) 4.99% of the number of shares of Common Stock then issued and outstanding. Delivery by a Holder of a Conversion Notice shall be deemed to represent the determination by such Holder that the Conversion represented thereby will not violate the provisions of this subparagraph (ii), and the Company shall have neither the right nor the obligation to confirm such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to convert such shares of Series A Preferred Stock at such time as such Conversion will not violate the provisions of this subparagraph (ii).

5.   ADJUSTMENTS TO CONVERSION PRICE.

     (a) Adjustment to Fixed Conversion Price Due to Stock Split, Stock Dividend, Etc. If (A) the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, reclassification, the distribution to holders of Common Stock of rights or warrants entitling them to subscribe for or purchase Common Stock at less than the then current market price thereof or other similar event, the Fixed Conversion Price shall be proportionately reduced, or (B) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares or other similar event, the Fixed Conversion Price shall be proportionately increased. In such event, the Company shall notify the Transfer Agent of such change on or before the effective date thereof. For purposes hereof, the market price per share of Common Stock on any date shall be the average of the closing sale prices for the Common Stock as reported by Nasdaq, or by the principal securities market on which the Common Stock is then traded, on the five (5) consecutive Trading Days (as defined below) selected by the Company not later than, the earlier of the date in question and the Trading Day before the "ex" date, if any, with respect to the issuance or distribution requiring such computation. The term "'ex' date", when used with respect to any issuance or distribution, means the first Trading Day on which the Common Stock trades regular way in the market from which such average closing price is then to be determined without the right to receive such issuance or distribution. In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

        (b) Adjustment to Conversion Price. If, prior to the Conversion of all of the shares of Series A Preferred Stock, the number of outstanding shares of Common Stock is increased or decreased by a stock split, stock dividend, combination, reclassification or other similar event, which event shall have taken place during the reference period for determination of the Conversion Price for any Conversion thereof, the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event for all Trading Days immediately preceding the Conversion Date.


        (c) Adjustment Due to Merger, Consolidation, Etc. If, prior to the Conversion of all of the shares of Series A Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity or there is a sale of all or substantially all the Company's assets or there is a change of control transaction with respect to which, in any such case, a Holder does not exercise its right to a Mandatory Redemption (as defined below) of the Series A Preferred Stock, then such Holder shall thereafter have the right to receive upon Conversion of the shares of Series A Preferred Stock, upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon Conversion, such stock, securities and/or other assets, if any, which such Holder would have been entitled to receive in such transaction had such shares been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof. The Company shall not effect any transaction described in this subsection 5(c) unless (i) it first gives to each Holder prior notice of such merger, consolidation, exchange of shares, recapitalization, reorganization, redemption or other similar event, and makes a public announcement of such event at the same time that it gives such notice and (ii) the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligations of the Company under this Certificate of Designation, including the terms of this subsection 5(c).

        (d) Distribution of Assets. If the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Company (collectively, a "Distribution"), then, upon a Conversion by a Holder occurring after the record date for determining shareholders entitled to such Distribution but prior to the effective date of such Distribution, the Holder shall be entitled to receive the amount of such assets which would have been payable to such Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution. The Fixed Conversion Price for shares of Series A Preferred Stock not converted prior to the effective date of a Distribution shall be reduced to a price determined by decreasing the Fixed Conversion Price in effect immediately prior to the record date of the Distribution by an amount equal to the fair market value of the Company and each Holder.

        (e) No Fractional Shares. If any adjustment under this Section 5 would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be the next higher number of shares or, at the option of the Company, shall be paid in cash in an amount calculated by multiplying the amount of the fractional share times the Closing Bid Price used to calculate the Conversion Price for such Conversion.

6.      MANDATORY REDEMPTION

        (a) Mandatory Redemption. In the event that a Mandatory Redemption Event (as defined below) occurs, each Holder shall have the right, upon written notice to the Company, to have all or any portion of the shares of Series A Preferred Stock held by such Holder redeemed by the Company (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined herein) in same day funds. Such notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date") and the number of such shares to be redeemed.

        (b) Mandatory Redemption Price. The "Mandatory Redemption Price" shall be equal to the Liquidation Preference of the shares of Series A Preferred Stock being redeemed multiplied by one hundred and twenty percent (120%); provided that in the event of a Mandatory Redemption Event specified in subparagraph 6(d)(vii) below, the Mandatory Redemption Price shall be equal to
(A) the Stated Value of such shares plus (B) fifteen percent (15%) times the Stated Value of such shares times N/365, where N means the number of days elapsed between the Purchase Date and the Mandatory Redemption Date.

        (c)     Payment of Mandatory Redemption Price.

                (i) The Company shall pay the Mandatory Redemption Price to the Holder exercising its right to redemption within five (5) business days of the Mandatory Redemption Date. Upon redemption of a share of Series A Preferred Stock, the Holder will return such share to the Company for cancellation against payment of the Mandatory Redemption Price.

                (ii) If Company fails to pay the Mandatory Redemption Price to the Holder within five (5) business days of the Mandatory Redemption Date, the Holder shall be entitled to interest thereon at an annual rate equal to the lower of (x) the "prime" rate (as published in the Wall Street

Journal) on such fifth business day plus three percent (3%) and (y) the highest rate permitted by applicable law from the Mandatory Redemption Date until the Mandatory Redemption Price has been paid in full.

     (d) Mandatory Redemption Event. Each of the following events shall be deemed a "Mandatory Redemption Event":

          (i) the Company fails for any reason (other than as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance) to issue shares of Common Stock and to transfer certificates representing such shares to the Holder in accordance with the provisions of this Certificate of Designations upon Conversion of any shares of Series A Preferred Stock, and such failure continues for fifteen (15) business days following written notice thereof by the Holder to the Company and to counsel designated by the Company;

          (ii) the Company is unable to issue shares of Common Stock upon Conversion of any shares of Series A Preferred Stock as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance, and such inability continues for a period of thirty (30) days thereafter;

          (iii) the Company breaches, in a material respect, any covenant or other material term or condition of the Securities Purchase Agreement between the Company and the Purchasers named therein pursuant to which the Series A Preferred Stock may be issued and sold (the "Securities Purchase Agreement"), the Registration Rights Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement) and such breach continues for a period of ten (10) business days after written notice thereof to the Company from the Holder; provided that, if the Company is then using its best efforts to cure any such breach, such ten business day period shall be extended for another ten
(10) business days;

          (iv) the Registration Statement is not declared effective by the Registration Deadline (as defined in the Registration Rights Agreement) or, if the Registration Statement has been declared effective by such date, and the effectiveness of the Registration Statement lapses for any reason (including without limitation, the issuance of a stop order) or is unavailable to the Holder for sale of Conversion Shares in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) business days; provided that the Registration Statement will not be considered unavailable for the number of days occurring during a Standstill Period (as defined in the Registration Rights Agreement);

          (v) the Common Stock is no longer quoted on the Nasdaq National Market or listed on a national securities exchange;

          (vi) the sale, conveyance or disposition of all or substantially all of the assets of the Company, the effectuation of a transaction or series of related transactions, in which more than 50% of the voting power of the Company is disposed of, or the consolidation, merger or other business combination of the Company with or into any other entity (other than the Company's merger transaction with Cozzi Iron & Metal, Inc.), immediately following which the prior stockholders of the Company fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity; and

          (vii) the Company fails to obtain Stockholder Approval within one hundred and twenty (120) days of the Purchase Date.

7.   MISCELLANEOUS

     (a) Transfer of Series A Preferred Stock. A Holder may sell, transfer or otherwise dispose of all or any portion of the shares of Series A Preferred Stock to any person or entity as long as such sale, transfer or disposition is the subject of an effective registration statement under the Securities Act or such Holder delivers an opinion of counsel to the effect that such sale, transfer or disposition is exempt from registration thereunder; provided that no such opinion shall be required in the event of a sale by such Holder to an affiliate thereof or pursuant to Rule 144 under the Securities Act. From and after the date of such sale, transfer or disposition, the transferee hereof shall be deemed to be a Holder. Upon any such sale, transfer or disposition, the Company shall, promptly following the return of the certificate or certificates representing the shares of Series A Preferred Stock that are the subject of such sale, transfer or disposition, issue and deliver to such transferee a new Certificate in the name of such transferee.

     (b) Lost or Stolen Certificate. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of a certificate representing shares of Series A Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of such certificate if mutilated, the Company shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

     (c) No Voting Rights. The Holders of the Series A Preferred Stock shall have no voting rights with respect to the business, management or affairs of the Company; provided that the Company shall provide each Holder with prior notification of each meeting of shareholders (and copies of proxy statements and other information sent to such shareholders).

     (d) Cancellation of Preferred Shares. Upon the conversion or redemption of a Preferred Share, the Company shall immediately cancel such Preferred Share and shall not reissue such Preferred Share.

     (e) Notices. Except as otherwise specified herein, any notice, demand or request required or permitted to be given pursuant to the terms of this Certificate of Designations shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with a hard copy to follow) on or before 5:00 p.m., eastern time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

          If to the Company:

          Metal Management, Inc.
          500 North Dearborn Street, Suite 405
          Chicago, Illinois 60610
          Attn: Gerard M. Jacobs
          Fax: 312-645-0714


          With a copy to:

          Shefsky & Froelich Ltd.
          444 North Michigan Avenue
          Chicago, Illinois 60611
          Attn: Stuart M. Savitz, Esq.
          Fax: 312-527-5921

and if to any Holder, to such address as shall be designated by such Holder in writing to the Company.

     (f)  Protective Provisions

          So long as shares of Series A Preferred Stock are outstanding, the Company shall not, without first obtaining the approval of the Holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

               (a) alter or change the rights, preferences or privileges of the Series A Preferred Stock or any other capital stock of the Company so as to affect adversely the Series A Preferred Stock;

               (b) create any new class or series of capital stock having a preference over the Series A Preferred Stock as to distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Company; or

               (c) increase the authorized number of shares of Series A Preferred Stock;

provided, however, that such approval shall not be required with respect to any action described in clause (b) or clause (c) above in the event that the average Closing Bid Price of the Common Stock on the five (5) trading days immediately preceding the effective date of such action is equal to or exceeds one hundred and fifty percent (150%) of the Fixed Conversion Price.

        In the event that Holders of at least a majority of the then outstanding shares of Series A Preferred Stock agree to allow the Company to alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock, pursuant to the terms hereof, so as to affect the Series A Preferred Stock, then the Company will deliver notice of such approved change to the holders of the Series A Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and the Dissenting Holders shall have the right for a period of thirty (30) days to convert their shares of Series A Preferred Stock into Conversion Shares pursuant to the terms of this Certificate of Designations as they existed prior to such alteration or change and without regard to the limitations on Conversion contained in paragraph 4(h)(i) hereof, or continue to hold their shares of Series A Preferred Stock.

                                                                  EXHIBIT 3.1(6)


                          CERTIFICATE OF DESIGNATIONS,
                             PREFERENCES AND RIGHTS
                                       OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                             METAL MANAGEMENT, INC.

                         PURSUANT TO SECTION 151 OF THE
                        DELAWARE GENERAL CORPORATION LAW

     Metal Management, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Company pursuant to the authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law.

     RESOLVED, that pursuant to the authority granted to the Board of Directors in accordance with the provisions of the Company's Certificate of Incorporation, the Board of Directors hereby authorizes a series of the Company's previously authorized Preferred Stock, par value $.01 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges and restrictions thereof as follows:

1.   DESIGNATION AND AMOUNT.

     The designation of this series, which consists of 23,000 shares (the "Preferred Shares") of Preferred Stock, is the Series B Convertible Preferred Stock (the "Series B Preferred Stock") and the face amount shall be One Thousand Dollars ($1,000) per share (the "Stated Value").

2.   DIVIDENDS.

     (a) Payment of Dividends. The holders of shares of Series B Preferred Stock (each, a "Holder" and collectively, the "Holders") shall be entitled to receive cumulative dividends ("Dividends") on the Series B Preferred Stock accruing on each share thereof at an annual rate of four and one-half percent (4.5%) times the Stated Value per share (such rate subject to ratable adjustment in the event of any stock split or combination and to equitable adjustment in the event of a reclassification or other similar event). Dividends shall accrue, whether or not declared, on each share of Series B Preferred Stock from the date of original issuance thereof (the "Purchase Date") through the date on which such Dividends are paid. Accrued but unpaid Dividends shall be payable in cash or, at the option of the Company (the "Stock Payment Option") and upon satisfaction of the conditions set forth in paragraph 2(c) below, in shares (the "Dividend Payment Shares") of Series B Preferred Stock, on each Conversion Date and Mandatory Redemption Date and on the Maturity Date (each as defined below, a "Dividend Payment Date").

     (b) Delivery of Dividend Payment Shares. If the Company elects to exercise the Stock Payment Option upon a conversion by a Holder, the Company shall deliver to such Holder, on or before the third business day following the applicable Dividend Payment Date, one or more certificates representing the aggregate number of whole Dividend Payment Shares that is determined by dividing
(x) the amount of the Dividend which has accrued with respect to all of the Preferred Shares held by such Holder and would otherwise be payable in cash on the applicable Dividend Payment Date by (y) one thousand dollars ($1,000). No fractional Dividend Payment Shares shall be issued; the Company shall, in lieu thereof, either issue a number of Dividend Payment Shares which reflects a rounding up to the next whole number of shares or pay such amount in cash. The Dividend Payment Shares shall be fully paid and non-assessable, free and clear of any liens, claims, preemptive rights or encumbrances imposed by or through the Company, entitled to all of the rights, preferences and privileges set forth herein, and shall be issued and delivered to the Holder on or before the third business day following the applicable Dividend Payment Date. The Company agrees to inform the Holder at least five (5) Trading Days prior to the first day of each calendar quarter in which the Company intends to exercise the Stock Payment Option.

     (c) Conditions to Stock Payment Option. If the Company wishes to exercise the Stock Payment Option with respect to Dividends payable to a Holder, it may do so only if each of the following conditions has been satisfied as of the applicable Dividend Payment Date:

          (i) the number of shares of Series B Preferred Stock authorized, unissued and unreserved for all other purposes, or held in the Company's treasury, is sufficient to pay such Dividends in Dividend Payment Shares;

          (ii) the Company's common stock, par value $.01 per share (the "Common Stock"), is authorized for quotation on the Nasdaq National Market or for listing or quotation on the New York Stock Exchange or any other national securities exchange;

          (iii) (x) the registration statement required to be maintained by the Company (the "Registration Statement") pursuant to a registration rights agreement by and among the Company and the Purchasers named therein (the "Registration Rights Agreement") is effective and available for the sale of all of the Conversion Shares issuable upon conversion of the Dividend Payment Shares issuable pursuant to such exercise and of all Conversion Shares (as defined below) then held by or issuable to the Holders, or (y) sales of such Dividend Payment Shares may be made pursuant to Rule 144(k); provided, however, that the Registration Statement will not be deemed unavailable during a Standstill Period (as defined in the Registration Rights Agreement).

          (iv) after giving effect to the issuance of the Dividend Payment Shares issuable pursuant to such exercise, the Company shall have reserved and available out of its authorized but unissued Common Stock, free from any preemptive rights, solely for the purpose of effecting Conversions, at least 125% of the number of shares issuable upon conversion of all outstanding shares of Series B Preferred Stock.

          (v) a Mandatory Redemption Event or a Liquidation Event (each as defined herein) has not occurred and is continuing; and

          (vi) the Company has delivered to the Holder a certificate, signed by an executive officer of the Company, setting forth:

               *    the amount of the Dividend to which the Holder is entitled;

               * the number of Dividend Payment Shares to be delivered in payment of such Dividend, and the calculation therefor; and

               * a statement to the effect that all of the conditions set forth in paragraphs 2(c)(i) - (v) have been satisfied.

3.   PRIORITY.

     (a) Payment upon Dissolution, Etc. Upon the occurrence and continuance of
(x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, commenced by the Company or by its creditors, as such, or relating to its assets or (y) the dissolution or other winding up of the Company whether total or partial, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshaling of the material assets or material liabilities of the Company (a "Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock (other than capital stock that ranks pari passu with the Series B Preferred Stock) of the Company unless prior thereto each Holder shall have received the Liquidation Preference (as defined below) with respect to each share of Series B Preferred Stock then held by such Holder. In the event that upon the occurrence of a Liquidation Event, the assets available for distribution to the Holders of the Series B Preferred Stock and to the holders of such pari passu securities are insufficient to pay the Liquidation Preference with respect to all of the outstanding shares of Series B Preferred Stock and of such pari passu securities, such assets shall be distributed ratably among such shares in proportion to the ratio that the liquidation preference payable on each such share bears to the aggregate liquidation preference payable on all such shares.

     (b) Liquidation Preference. The "Liquidation Preference" with respect to a share of Series B Preferred Stock shall mean an amount equal to the Stated Value of such share plus any accrued and unpaid Dividends thereon.

     (c) Ranking. In the event of the liquidation, dissolution or other winding up of the Company, the Holders of the Series B Preferred Stock shall be treated pari passu with the holders of the Company's Series A Preferred Stock.

4.   CONVERSION.

     (a) Right to Convert. Subject to the limitations contained in paragraph 4(h) below, each Holder shall have the right to convert at any time and from time to time after the earlier to occur of (i) the ninetieth (90th) day following the date on which the Series B Preferred Stock is issued and (ii) the effectiveness of the Registration Statement, each of its shares of Series B Preferred Stock into such number of fully paid and non-assessable shares of Common Stock, free and clear of any liens, claims, preemptive rights or encumbrances imposed by or through the Company (the "Conversion Shares"), as is computed in accordance with the terms hereof (a "Conversion"); provided, however, that the right of such Holder to convert the Series B Preferred Stock into Conversion Shares shall not become effective unless and until the Company has obtained the approval of the transactions contemplated hereby, including without limitation the conversion of the Preferred Stock into shares of Common Stock in accordance with the terms hereof, by a majority of the holders of shares of its Common Stock entitled to vote thereon ("Stockholder Approval").

     (b) Reservation of Common Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, free from any preemptive rights, solely for the purpose of effecting Conversions hereunder, such number of its shares of Common Stock (the "Reserved Amount") as shall from time to time be sufficient to effect the Conversion of the Series B Preferred Stock. If at any time the Reserved Amount is less than 125% of the number of shares of Common Stock issuable upon Conversion of the then outstanding shares of Series B Preferred Stock, the Company shall take immediate action (including seeking shareholder authorization of additional shares of Common Stock) to increase the Reserved Amount to 175% of the number of shares of Common Stock into which the outstanding shares of Series B Preferred Stock are then convertible. If the Company shall issue any securities or make any change in its capital structure which would change the number of Conversion Shares deliverable upon the Conversion of the outstanding shares of Series B Preferred Stock, the Company shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from any preemptive rights, for such Conversion.

     (c) Conversion Notice. In order to convert shares of Series B Preferred Stock, or any portion thereof, the Holder shall send by facsimile transmission (with a hard copy to follow by first class mail), at any time prior to 11:59 p.m., eastern time, on the date on which the Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion to the Company and to its designated transfer agent for the Common Stock (the "Transfer Agent") stating the number of shares of Series B Preferred Stock to be converted, the amount of Dividends accrued on the shares of Series B Preferred Stock then held by the Holder up to and including the Conversion Date, the applicable Conversion Price and a calculation of the number of shares of Common Stock issuable upon such Conversion (a "Conversion Notice") and (ii) a copy of the certificate or certificates representing the Series B Preferred Stock being converted. The Holder shall thereafter send the original of such certificate or certificates by overnight mail to the Company. In the case of a dispute as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion, the Company shall promptly issue to the Holder the number of Conversion Shares that are not disputed and shall submit the disputed calculations to its independent accountants within one (1) business day of receipt of the Holder's Conversion Notice. The Company shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Company and the Holder of the results in writing no later than two business days following the day on which it received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the Company.

     (d) Number of Conversion Shares; Conversion Price. The number of Conversion Shares to be delivered by the Company pursuant to a Conversion shall be determined by dividing the Stated Value of the Series B Preferred Stock to be converted by the Conversion Price (as defined herein) in effect on the Conversion Date. The "Conversion Price" shall be the lesser of (A) the price determined by multiplying (x) the average of the Closing Bid Prices (as defined below) for the Common Stock on the five (5) Trading Days (as defined below) occurring immediately prior to (but not including) the Conversion Date times (y) 92.5% (the "Floating Conversion Price"); (B) the price determined by multiplying
(x) the Closing Bid Price for the Common Stock on the Purchase Date times (y) 120% (the "Fixed Conversion Price") and (C) the price equal to the lowest traded price of a share of Common Stock during any period in which the Common Stock is no longer listed for quotation on the Nasdaq National Market or listed on the New York Stock Exchange or other national securities exchange. "Trading Day" shall mean any day on which the Common Stock is traded for any period on the Nasdaq National Market or on the principal securities exchange or market on which the Common Stock is then traded. "Closing Bid Price" means, with respect to a security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to holders of a majority of the then outstanding shares of Series B Preferred Stock if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an independent investment banking firm selected by the Holders of a majority of the then outstanding shares of Series B Preferred Stock, and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

     (e) Delivery of Common Stock Upon Conversion. Upon receipt of a Conversion Notice pursuant to paragraph 4(c) above, the Company shall, no later than the close of business on the later to occur of (i) the third (3rd) business day following the Conversion Date set forth in such Conversion Notice and (ii) the business day following the day on which the original certificate or certificates representing the shares of Series B Preferred Stock being converted are received by the Company (the "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Conversion Shares as shall be determined as provided herein. Conversion Shares delivered to the Holder shall not contain any restrictive legend as long as the sale of such Conversion Shares is covered by an effective

Registration Statement or may be made pursuant to Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") or any successor rule or provision.


     (f) Failure to Deliver Conversion Shares.

          (i) In the event that the Company fails for any reason to deliver to the Holder certificates representing the number of Conversion Shares specified in the applicable Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), the Company shall pay to the Holder payments ("Conversion Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Stated Value of the shares of Series B Preferred Stock represented by the Conversion Shares which remain the subject of such Conversion Default multiplied by (iii) the lower of twenty-four percent (24%) and the maximum interest rate permitted by applicable law, where "N" equals the number of days elapsed between the original Delivery Date of such Conversion Shares and the earlier to occur of
(A) the date on which all of such Conversion Shares are issued and delivered to the Holder and (B) the date on which such shares are redeemed pursuant to the terms of this Certificate of Designations. Cash amounts payable hereunder shall be paid on or before the fifth (5th) business day of the calendar month following the calendar month in which such amount has accrued. In the event that the Company fails to make any Conversion Default Payment in accordance with this paragraph 4(f)(i), a Holder may elect to receive such Conversion Default Payment in cash or to convert all or any portion of such Conversion Default Payment, at any time, into Common Stock at the Conversion Price in effect on the date such Holder delivers a notice to the Company of its election to convert such Conversion Default Payment into Common Stock. In the event that there occurs a dispute between the Company and a Holder as to the number of Conversion Shares issuable pursuant to a Conversion as described in paragraph 4(c) above, and it is finally determined that such Holder is not entitled to receive certain Conversion Shares, the Company shall not owe Conversion Default Payments to such Holder with respect to such Conversion Shares.

          (ii) Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Conversion Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to the difference between (A) the aggregate purchase price for the shares of Common Stock so purchased and (B) the aggregate number of net proceeds received by the Holder from the sale of the Conversion Shares issued by the Company pursuant to such Conversion), and the Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (g)  Conversion at Maturity.

          (i) On the date which is three years from the Purchase Date (the "Maturity Date"), and assuming the satisfaction of the Mandatory Conversion Conditions (as defined below) the remaining shares of Series B Preferred Stock then held by each Holder shall be automatically converted into the number of shares of Common Stock equal to the Liquidation Preference of such shares divided by the then applicable Conversion Price (a "Mandatory Conversion"), and the Maturity Date shall be deemed to be the Conversion Date with respect to such Mandatory Conversion. If a Mandatory Conversion occurs, the Company and the Holder shall follow the procedures for Conversion set forth in this Section 4; provided, however, that the Holder shall not be required to send the Conversion Notice contemplated by paragraph 4(c). In the event that the Mandatory Conversion Conditions are not satisfied as of the Maturity Date, the Company shall, within five (5) business days of the Maturity Date, pay an amount in cash to each Holder equal to the Liquidation Preference for the shares of Series B Preferred Stock then held by such Holder.

          (ii) The "Mandatory Conversion Conditions" are as follows:

               (1) a Registration Statement covering the resale of all of the Conversion Shares issuable pursuant to such Mandatory Conversion shall be effective, or such resale may be made pursuant to Rule 144(k).

     (h)  Limitations on Right to Convert.

          (i) In the event that the number of Preferred Shares to be converted by a Holder pursuant to a Conversion Notice exceeds that number of Preferred Shares (the "Preferred Share Conversion Limit") which, if converted in full, would result in the issuance of a number of Conversion Shares that would equal such Holder's Cap Amount (as defined below), the Company shall have the option, in lieu of converting the Preferred Shares which would exceed such Holder's Preferred Share Conversion Limit, to redeem such Preferred Shares at the Optional Redemption Price (as defined below)(an "Optional Redemption"). In order to effect an Optional Redemption, the Company shall, within two (2) business days of receiving a Conversion Notice from a Holder pursuant to which the Preferred Shares to be converted thereby exceeds such Holder's Preferred Share Conversion Limit, deliver a written notice to such Holder that the Company intends to redeem such excess Preferred Shares (an "Optional Redemption Notice"). In the event that the Company does not deliver an Optional Redemption Notice within such two business day period, the Company will convert the Preferred Shares represented by such Conversion Notice in accordance with the terms of this Certificate. A Holder shall have the right, upon converting Preferred Shares in a number that equals or exceeds 99% of such Holder's Preferred Share Conversion Limit, to deliver a written notice to the Company requesting whether the Company intends to redeem such Holder's Preferred Shares in excess of such Holder's Preferred Share Conversion Limit. If the Company fails to deliver an Optional Redemption Notice within five (5) business days of its receipt of such request, the Company will not be entitled thereafter to exercise its right to an Optional Redemption with respect to the Preferred Shares held by such Holder. A Holder's "Cap Amount" at any given time shall be the number of shares of Common Stock equal to, (A) for a Holder which purchased Preferred Shares from the Company, (i) the aggregate Stated Value of all of the Preferred Shares purchased by such Holder on or before such date, divided by
(ii) ten dollars ($10), and (B) for a Holder which purchased Preferred Shares from another Holder, a pro rata portion of such other Holder's Cap Amount, in which case such other Holder's Cap Amount shall be appropriately reduced. In the event that a Holder converts all of such Holder's Preferred Shares into a number of shares of Common Stock which, in the aggregate, is less than such Holder's Cap Amount, then the difference between such Holder's Cap Amount and the number of shares of Common Stock actually issued to such Holder shall be allocated pro rata to the Cap Amounts of the other Holders based on the number of Preferred Shares then held by such Holders. The Optional Redemption Price for each Preferred Share redeemed pursuant to an Optional Redemption shall be equal to (x) the Stated Value of such Preferred Share times 117.5% plus (y) the amount of all Dividends accrued (and any other amounts payable pursuant to this Certificate of Designations) on such Preferred Shares up to and including the date on which the Company pays the Optional Redemption Price to the applicable Holder. Upon delivering an Optional Redemption Notice to a Holder, the Company shall pay the Optional Redemption Price to such Holder within ninety (90) days of such delivery (such ninetieth day being referred to as the "Optional Redemption Date"). If the Optional Redemption Price is not paid to such Holder on or before the Optional Redemption Date, interest shall accrue thereon in the amount of (i) (N/365) multiplied by (ii) the Optional Redemption Price multiplied by (iii) the lower of twenty-four percent (24%) and the maximum interest rate permitted by applicable law, where "N" equals the number of days elapsed between the Optional Redemption Date and the date on which such payment is made in full.

          (ii) In no event shall a Holder be permitted to convert any shares of Series B Preferred Stock in excess of that number of such shares upon the Conversion of which (x) the number of shares of Common Stock beneficially owned by such Holder (other than shares of Common Stock issuable upon conversion of the Series B Preferred Stock and shares of Common Stock which may be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this subparagraph (ii)) plus
(y) the number of shares of Common Stock issuable upon the Conversion of such shares, is equal to or exceeds (z) 4.99% of the number of shares of Common Stock then issued and outstanding. Delivery by a Holder of a Conversion Notice shall be deemed to represent the determination by such Holder that the Conversion represented thereby will not violate the provisions of this subparagraph (ii), and the Company shall have neither the right nor the obligation to confirm such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to convert such shares of Series B Preferred Stock at such time as such Conversion will not violate the provisions of this subparagraph (ii).

5.   ADJUSTMENTS TO CONVERSION PRICE.

     (a) Adjustment to Fixed Conversion Price Due to Stock Split, Stock Dividend, Etc. If (A) the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, reclassification, the distribution to holders of Common Stock of rights or warrants entitling them to subscribe for or purchase Common Stock at less than the then current market price thereof or other similar event, the Fixed Conversion Price shall be proportionately reduced, or (B) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares or other similar event, the Fixed Conversion Price shall be proportionately increased. In such event, the Company shall notify the Transfer Agent of such change on or before the effective date thereof. For purposes hereof, the market price per share of Common Stock on any date shall be the average of the closing sale prices for the Common Stock as reported by Nasdaq, or by the principal securities market on which the Common Stock is then traded, on the five (5) consecutive

Trading Days (as defined below) selected by the Company not later than, the earlier of the date in question and the Trading Day before the "ex" date, if any, with respect to the issuance or distribution requiring such computation. The term "'ex' date", when used with respect to any issuance or distribution, means the first Trading Day on which the Common Stock trades regular way in the market from which such average closing price is then to be determined without the right to receive such issuance or distribution. In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.


     (b) Adjustment to Conversion Price. If, prior to the Conversion of all of the shares of Series B Preferred Stock, the number of outstanding shares of Common Stock is increased or decreased by a stock split, stock dividend, combination, reclassification or other similar event, which event shall have taken place during the reference period for determination of the Conversion Price for any Conversion thereof, the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event for all Trading Days immediately preceding the Conversion Date.

     (c) Adjustment Due to Merger, Consolidation, Etc. If, prior to the Conversion of all of the shares of Series B Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, redemption or other similar event (an "Organic Change"), as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity or there is a sale of all or substantially all the Company's assets or there is a change of control transaction with respect to which, in any such case, a Holder does not exercise its right to a Mandatory Redemption (as defined below) of the Series B Preferred Stock, then such Holder shall thereafter have the right to receive upon Conversion of the shares of Series B Preferred Stock, upon the terms and conditions specified herein and in lieu of the shares of Common Stock which theretofore would have been issuable upon Conversion had such Organic Change not occurred, such stock, securities and/or other assets, if any, which such Holder would have been entitled to receive in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been issuable upon conversion of such Holder's Series B Preferred Stock had such Organic Change not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares issuable upon a Conversion, and if the Company is not the surviving entity in such transaction, to adjust the Conversion Price to be based upon the Closing Bid Prices of the surviving entity) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof. The Company shall not effect any transaction described in this subsection 5(c) unless (i) it first gives to each Holder prior notice of such merger, consolidation, exchange of shares, recapitalization, reorganization, redemption or other similar event, and makes a public announcement of such event at the same time that it gives such notice and
(ii) the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligations of the Company under this Certificate of Designation, including the terms of this subsection 5(c).

     (d) Distribution of Assets. If the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Company (collectively, a "Distribution"), then, upon a Conversion by a Holder occurring after the record date for determining shareholders entitled to such Distribution but prior to the effective date of such Distribution, the Holder shall be entitled to receive the amount of such assets which would have been payable to such Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution. The Fixed Conversion Price for shares of Series B Preferred Stock not converted prior to the effective date of a Distribution shall be reduced to a price determined by decreasing the Fixed Conversion Price in effect immediately prior to the record date of the Distribution by an amount equal to the fair market value of the assets so distributed, as determined by mutual agreement of the Company and each Holder.

     (e) No Fractional Shares. If any adjustment under this Section 5 would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be the next higher number of shares or, at the option of the Company, shall be paid in cash in an amount calculated by multiplying the amount of the fractional share times the Closing Bid Price used to calculate the Conversion Price for such Conversion.

6.   MANDATORY REDEMPTION.

     (a) Mandatory Redemption. In the event that a Mandatory Redemption Event (as defined below) occurs, each Holder shall have the right, upon written notice to the Company, to have all or any portion of the shares of Series B Preferred Stock held by such Holder redeemed by the Company (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined herein) in same day funds. Such notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date") and the number of such shares to be redeemed.


     (b) Mandatory Redemption Price. The "Mandatory Redemption Price" shall be equal to the Liquidation Preference of the shares of Series B Preferred Stock being redeemed multiplied by one hundred and twenty percent (120%).

     (c) Payment of Mandatory Redemption Price.

          (i) The Company shall pay the Mandatory Redemption Price to the Holder exercising its right to redemption within five (5) business days of the Mandatory Redemption Date. Upon redemption of a share of Series B Preferred Stock, the Holder will return such share to the Company for cancellation against payment of the Mandatory Redemption Price.

          (ii) If Company fails to pay the Mandatory Redemption Price to the Holder within five (5) business days of the Mandatory Redemption Date, the Holder shall be entitled to interest thereon at an annual rate equal to the lower of (x) the "prime" rate (as published in the Wall Street

Journal) on such fifth business day plus three percent (3%) and (y) the highest rate permitted by applicable law from the Mandatory Redemption Date until the Mandatory Redemption Price has been paid in full.

     (d) Mandatory Redemption Event. Each of the following events shall be deemed a "Mandatory Redemption Event":

          (i) the Company fails for any reason (other than as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance) to issue shares of Common Stock and to transfer certificates representing such shares to the Holder in accordance with the provisions of this Certificate of Designations upon Conversion of any shares of Series B Preferred Stock, and such failure continues for fifteen (15) business days following written notice thereof by the Holder to the Company and to counsel designated by the Company;

          (ii) the Company is unable to issue shares of Common Stock upon Conversion of any shares of Series B Preferred Stock as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance, and such inability continues for a period of thirty (30) days thereafter;

          (iii) the Company breaches, in a material respect, any covenant or other material term or condition of the Securities Purchase Agreement between the Company and the Purchasers named therein pursuant to which the Series B Preferred Stock may be issued and sold (the "Securities Purchase Agreement"), the Registration Rights Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement) and such breach continues for a period of ten (10) business days after written notice thereof to the Company from the Holder; provided that, if the Company is then using its best efforts to cure any such breach, such ten business day period shall be extended for another ten (10) business days;

          (iv) the Registration Statement is not declared effective by the Registration Deadline (as defined in the Registration Rights Agreement) or, if the Registration Statement has been declared effective by such date, and the effectiveness of the Registration Statement lapses for any reason (including without limitation, the issuance of a stop order) or is unavailable to the Holder for sale of Conversion Shares in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) business days; provided that the Registration Statement will not be considered unavailable for the number of days occurring during a Standstill Period (as defined in the Registration Rights Agreement); and

          (v) the sale, conveyance or disposition of all or substantially all of the assets of the Company, the effectuation of a transaction or series of related transactions, in which more than 50% of the voting power of the Company is disposed of, or the consolidation, merger or other business combination of the Company with or into any other entity (other than the Company's merger transaction with Cozzi Iron & Metal, Inc.), immediately following which the prior stockholders of the Company fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity.

     (e) Redemption Defaults. If the Company fails to pay any Holder the Mandatory Redemption Price with respect to any share of Series B Preferred Stock within five (5) business days after its receipt of a notice requiring such redemption ("Redemption Notice"), then the Holder of Series B Preferred Stock delivering such Redemption Notice shall have, in addition to all other remedies available at law or equity, the right, at any time and from time to time until the Company's payment of such Mandatory Redemption Price, to require the Company, upon written notice, to immediately convert (in accordance with the terms of Subparagraph (a) of Paragraph IV) all or any portion of the Mandatory Redemption Price, plus interest as aforesaid, into shares of Common Stock at the Conversion Price in effect on the date such Holder delivers notice to the Company of its election to convert such Mandatory Redemption Price into Common Stock. In the event the Corporation is not able to redeem all of the shares of Series B Preferred Stock subject to Redemption Notices delivered prior to the date upon which such redemption is to be effected, the Corporation shall redeem shares of Series B Preferred Stock from each holder pro rata, based on the total number of shares of Series B Preferred Stock outstanding at the time of redemption included by such Holder in all Redemption Notices delivered prior to the date upon which such redemption is to be effected relative to the total number of shares of Series B Preferred Stock outstanding at the time of redemption included in all of the Redemption Notices delivered prior to the date upon which such redemption is to be effected.

7.   MISCELLANEOUS.

     (a) Transfer of Series B Preferred Stock. A Holder may sell, transfer or otherwise dispose of all or any portion of the shares of Series B Preferred Stock to any person or entity as long as such sale, transfer or disposition is the subject of an effective registration statement under the Securities Act or such Holder delivers an opinion of counsel to the effect that such sale, transfer or disposition is exempt from registration thereunder; provided that no such opinion shall be required in the event of a sale by such Holder to an affiliate thereof or pursuant to Rule 144 under the Securities Act. From and after the date of such sale, transfer or disposition, the transferee hereof shall be deemed to be a Holder. Upon any such sale, transfer or disposition, the Company shall, promptly following the return of the certificate or certificates representing the shares of Series B Preferred Stock that are the subject of such sale, transfer or disposition, issue and deliver to such transferee a new Certificate in the name of such transferee.

     (b) Lost or Stolen Certificate. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of a certificate representing shares of Series B Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of such certificate if mutilated, the Company shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

     (c) No Voting Rights. The Holders of the Series B Preferred Stock shall have no voting rights with respect to the business, management or affairs of the Company; provided that the Company shall provide each Holder with prior notification of each meeting of shareholders (and copies of proxy statements and other information sent to such shareholders).

     (d) Cancellation of Preferred Shares. Upon the conversion or redemption of a Preferred Share, the Company shall immediately cancel such Preferred Share and shall not reissue such Preferred Share.

     (e) Notices. Except as otherwise specified herein, any notice, demand or request required or permitted to be given pursuant to the terms of this Certificate of Designations shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with a hard copy to follow) on or before 5:00 p.m., eastern time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

     If to the Company:

     Metal Management, Inc.
     500 North Dearborn Street, Suite 405
     Chicago, Illinois 60610
     Attn: Gerard M. Jacobs
     Fax: 312-645-0714

     With a copy to:

     Shefsky & Froelich Ltd.
     444 North Michigan Avenue
     Chicago, Illinois 60611
     Attn: Stuart M. Savitz, Esq.
     Fax: 312-527-5921

and if to any Holder, to such address as shall be designated by such Holder in writing to the Company.

     (f) Protective Provisions

          So long as shares of Series B Preferred Stock are outstanding, the Company shall not, without first obtaining the approval of the Holders of at least a majority of the then outstanding shares of Series B Preferred Stock:

               (a) alter or change the rights, preferences or privileges of the Series B Preferred Stock or any other capital stock of the Company so as to affect adversely the Series B Preferred Stock;

               (b) create any new class or series of capital stock having a preference over the Series B Preferred Stock as to distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Company;

               (c) increase the authorized number of shares of Series B Preferred Stock; or

               (d) issue any Series B Preferred Stock other than pursuant to the Securities Purchase Agreement;

provided, however, that such approval shall not be required with respect to any action described in clause (b) or clause (c) above in the event that the average Closing Bid Price of the Common Stock on the five (5) trading days immediately preceding the effective date of such action is equal to or exceeds one hundred and fifty percent (150%) of the Fixed Conversion Price.

          In the event that Holders of at least a majority of the then outstanding shares of Series B Preferred Stock agree to allow the Company to alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock, pursuant to the terms hereof, so as to affect the Series B Preferred Stock, then the Company will deliver notice of such approved change to the holders of the Series B Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and the Dissenting Holders shall have the right for a period of thirty (30) days to convert their shares of Series B Preferred Stock into Conversion Shares pursuant to the terms of this Certificate of Designations as they existed prior to such alteration or change and without regard to the limitations on Conversion contained in paragraph 4(h)(i) hereof, or continue to hold their shares of Series B Preferred Stock.

     IN WITNESS WHEREOF, the Company has executed this Certificate of Designations as of the 20th day of November, 1997.

METAL MANAGEMENT, INC.


By: /s/  Gerard M. Jacobs
    ----------------------------
    Gerard M. Jacobs, President

                                                                  EXHIBIT 3.1(7)


                          CERTIFICATE OF AMENDMENT
                                     OF
                        CERTIFICATE OF INCORPORATION
                                     OF
                           METAL MANAGEMENT, INC.


     METAL MANAGEMENT, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

1. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware (the "Secretary of State") on June 5, 1986.

2. Subparagraph (a) of Paragraph 4 of the Certificate of Incorporation is hereby amended to read as follows:

          4. (a) The Corporation is authorized to issue two classes of shares to be designated, respectively, "Preferred Stock" and "Common Stock". The number of shares of Preferred Stock authorized to be issued is Four Million (4,000,000) and the number of shares of Common Stock authorized to be issued is Eighty Million (80,000,000). The Preferred Stock and Common Stock shall each have a par value of $0.01 per share.

3. Paragraph 10 of the Certificate of Incorporation is hereby deleted in its entirety and replaced by the following: "In voting for the election of directors of the Corporation, holders of stock shall not have the right to accumulate their votes."

4. The Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock filed on August 7, 1997, and corrected by a Certificate of Correction thereto filed on October 17, 1997, shall be and it hereby is amended by deleting in their entirety Sections 4(g)(ii)(1), 4(g)(ii)(2), 4(g)(ii)(3), 6(d)(v) and 6(d)(vii).

5. In accordance with Section 242 of the Delaware General Corporation Law, the above statement of amendment has been duly approved by the board of directors of Metal Management, Inc. at a meeting duly called and held on September 7, 1997, and by the stockholders of Metal Management, Inc. at the Annual Meeting of Stockholders duly called and held on November 29, 1997. At the Annual Meeting, which was held upon notice duly given in accordance with Section 222 of the General Corporation Law of the State of Delaware, at least a majority of the shares issued and outstanding on the record date for the meeting constituting the requisite vote as required by statute were voted in favor of the amendment.

    IN WITNESS WHEREOF, said METAL MANAGEMENT, INC. has caused this Certificate to be signed by Gerard M. Jacobs, its Chief Executive Officer, who does make this certificate and declare and certify under penalty of perjury that this is the act and deed of the Corporation, and that the facts stated herein are true, and accordingly has set his hand hereto this 2nd day of December, 1997.


                                        METAL MANAGEMENT, INC.

                                     By:   /s/ Gerard M. Jacobs
                                        ----------------------------
                                        Name:   Gerard M. Jacobs
                                        Title:  Chief Executive Officer